                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 31, 1998, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the DHC 401(k) Plan (formerly referred to as the "Supplemental Retirement, Savings, and Employee Stock Ownership Plan") and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Form 3, Form 4 or Form 5 pursuant to Section 16(a) of the 1934 Act and all amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

          The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

          IN WITNESS WHEREOF, the undersigned has signed below as of this 11th day of March, 1998.


                                        /s/ L. DeSimone
                                        --------------------------------------
                                        Livio D. DeSimone

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 31, 1998, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the DHC 401(k) Plan (formerly referred to as the "Supplemental Retirement, Savings, and Employee Stock Ownership Plan") and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Form 3, Form 4 or Form 5 pursuant to Section 16(a) of the 1934 Act and all amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

          The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

          IN WITNESS WHEREOF, the undersigned has signed below as of this 23rd day of March, 1998.

                                        /s/ Roger A. Enrico
                                        -------------------------------------
                                        Roger A. Enrico

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 31, 1998, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the DHC 401(k) Plan (formerly referred to as the "Supplemental Retirement, Savings, and Employee Stock Ownership Plan") and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Form 3, Form 4 or Form 5 pursuant to Section 16(a) of the 1934 Act and all amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

          The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

          IN WITNESS WHEREOF, the undersigned has signed below as of this 11th day of March, 1998.

                                        /s/ William W. George
                                        -------------------------------------
                                        William W. George

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 31, 1998, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the DHC 401(k) Plan (formerly referred to as the "Supplemental Retirement, Savings, and Employee Stock Ownership Plan") and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Form 3, Form 4 or Form 5 pursuant to Section 16(a) of the 1934 Act and all amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

          The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

          IN WITNESS WHEREOF, the undersigned has signed below as of this 11th day of March, 1998.

                                        /s/ Michele J. Hooper
                                        -------------------------------------
                                        Michele J. Hooper

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 31, 1998, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the DHC 401(k) Plan (formerly referred to as the "Supplemental Retirement, Savings, and Employee Stock Ownership Plan") and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Form 3, Form 4 or Form 5 pursuant to Section 16(a) of the 1934 Act and all amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

          The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

          IN WITNESS WHEREOF, the undersigned has signed below as of this 11th day of March, 1998.

                                        /s/ James A. Johnson
                                        -------------------------------------
                                        James A. Johnson

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 31, 1998, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the DHC 401(k) Plan (formerly referred to as the "Supplemental Retirement, Savings, and Employee Stock Ownership Plan") and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Form 3, Form 4 or Form 5 pursuant to Section 16(a) of the 1934 Act and all amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

          The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

          IN WITNESS WHEREOF, the undersigned has signed below as of this 11th day of March, 1998.

                                        /s/ Richard M. Kovacevich
                                        -------------------------------------
                                        Richard M. Kovacevich

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 31, 1998, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the DHC 401(k) Plan (formerly referred to as the "Supplemental Retirement, Savings, and Employee Stock Ownership Plan") and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Form 3, Form 4 or Form 5 pursuant to Section 16(a) of the 1934 Act and all amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

          The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

          IN WITNESS WHEREOF, the undersigned has signed below as of this 11th day of March, 1998.

                                        /s/ Susan A. McLaughlin
                                        -------------------------------------
                                        Susan A. McLaughlin

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 31, 1998, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the DHC 401(k) Plan (formerly referred to as the "Supplemental Retirement, Savings, and Employee Stock Ownership Plan") and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Form 3, Form 4 or Form 5 pursuant to Section 16(a) of the 1934 Act and all amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

          The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

          IN WITNESS WHEREOF, the undersigned has signed below as of this 11th day of March, 1998.

                                        /s/ Anne M. Mulcahy
                                        -------------------------------------
                                        Anne M. Mulcahy

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 31, 1998, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the DHC 401(k) Plan (formerly referred to as the "Supplemental Retirement, Savings, and Employee Stock Ownership Plan") and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Form 3, Form 4 or Form 5 pursuant to Section 16(a) of the 1934 Act and all amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

          The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

          IN WITNESS WHEREOF, the undersigned has signed below as of this 11th day of March, 1998.

                                        /s/ Stephen W. Sanger
                                        -------------------------------------
                                        Stephen W. Sanger

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 31, 1998, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the DHC 401(k) Plan (formerly referred to as the "Supplemental Retirement, Savings, and Employee Stock Ownership Plan") and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Form 3, Form 4 or Form 5 pursuant to Section 16(a) of the 1934 Act and all amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

          The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

          IN WITNESS WHEREOF, the undersigned has signed below as of this 11th day of March, 1998.

                                        /s/ Solomon D. Trujillo
                                        -------------------------------------
                                        Solomon D. Trujillo

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended January 31, 1998, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the DHC 401(k) Plan (formerly referred to as the "Supplemental Retirement, Savings, and Employee Stock Ownership Plan") and similar plans pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Form 3, Form 4 or Form 5 pursuant to Section 16(a) of the 1934 Act and all amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

          The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

          IN WITNESS WHEREOF, the undersigned has signed below as of this 11th day of March, 1998.

                                        /s/ Bob Ulrich
                                        -------------------------------------
                                        Bob Ulrich